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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 11, 2003
Date of Report (Date of earliest event reported)

PACIFIC VEGAS GLOBAL STRATEGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-49701	84-1159783

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41/F, Unit 4113, Office Tower, Convention Plaza
No. 1, Harbour Road, Wanchai, Hong Kong
(Address of principal executive offices, including zip code)

(011) (852) 2802-2118
(Registrant's telephone number, including area code)

Goaltimer International, Inc.
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        We are filing the following amended financial statements to restate the financial information set forth in our Report on Form 8-K dated March 11, 2003, as amended on November 6, 2003:

•
Audited financial statements of Cyber Technology Group Holdings Limited ("CTGH") as of December 31, 2002 and 2001, and for each of the years in the two-year period ended December 31, 2002 and the period ended December 31, 2000; and
•
Unaudited Pro Forma Combined Financial Statements of Pacific Vegas Global Strategies, Inc. as of December 31, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC VEGAS GLOBAL STRATEGIES, INC. (Registrant)
Date:	December 19, 2003	By:	/s/ RAYMOND CHOU
Raymond Chou, Chairman and CEO

Report of Independent Auditors

To the Stockholders and Board of Directors
 Cyber Technology Group Holdings Limited
(incorporated in the British Virgin Islands with limited liability)

We have audited the accompanying consolidated balance sheet of Cyber Technology Group Holdings Limited as of December 31, 2002 and 2001, and the related consolidated statements of operations, changes in stockholders' equity (deficit) and cash flows for each of the years in the two-year period ended December 31, 2002 and the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of Cyber Technology Group Holdings Limited as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2002 and the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Moores Rowland
 Chartered Accountants
Certified Public Accountants
Hong Kong

May 20, 2003

Cyber Technology Group Holdings Limited
Consolidated Statements of Operations
	Note	April 10, 2000 to December 31, 2000 US$	Year ended December 31, 2001 US$	Year ended December 31, 2002 US$
Revenue	4	-	950,000	2,497,027

Expenses
Selling, general and administrative expenses		(299,021)	(1,154,512)	(2,013,595)
Depreciation		-	(167,423)	(352,635)

		(299,021)	(1,321,935)	(2,366,230)

Operating (loss) profit		(299,021)	(371,935)	130,797
Interest income		2,832	238	11,753

(Loss) Profit before income taxes		(296,189)	(371,697)	142,550
Income tax expense		-	-	-

Net (loss) profit		(296,189)	(371,697)	142,550

The accompanying notes are an integral part of these consolidated financial statements.

Cyber Technology Group Holdings Limited
Consolidated Balance Sheets

	Note	As of December 31, 2001 US$	As of December 31, 2002 US$
ASSETS
Current assets
Cash and cash equivalents		9,731	124,453
Accounts receivable, net of allowance for doubtful accounts of Nil in 2001 and 2002	3(a)	950,000	311,961
Due from a stockholder	8	-	339,434
Other current asset		-	50,896

Total current assets		959,731	826,744
Property, plant and equipment, net	5	1,580,460	1,265,628
Deferred offering costs	2(h)	100,000	-
Deposits	6	126,676	113,233

Total assets		2,766,867	2,205,605

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable		300,000	59,493
Accrued expenses		94,419	134,326
Due to a stockholder	8	-	22,962
Other payable		1,124	14,160

Total current liabilities		395,543	230,941
Due to a stockholder, non-current	8	2,539,208	-

		2,934,751	230,941

Commitments and contingencies	10
Stockholders' equity
Common stock,
Authorized:
U$1 par value, 10,000,000 shares of common stock as of December 31, 2001 and US$0.05 par value, 200,000,000 shares of common stock as of December 31, 2002	12
Issued and outstanding:
US$1 par value, 1 share of common stock as of December 31, 2001and US$0.05 par value, 50,000,000 shares of common stock as of December 31, 2002		1	2,500,000
Additional paid-in capital	9	500,001	-
Accumulated losses		(667,886)	(525,336)

Total stockholders' (deficit) equity		(167,884)	1,974,664

Total liabilities and stockholders' equity		2,766,867	2,205,605

The accompanying notes are an integral part of these consolidated financial statements.

Cyber Technology Group Holdings Limited
Consolidated Statements of Changes in Stockholders' Equity (Deficit)
	Common stock
			Additional paid-in capital US$	Accumulated losses US$
	Number of shares	Amount US$			Total US$
Common stock issued	1	1	500,001	-	500,002
Net loss	-	-	-	(296,189)	(296,189)

Balance as of December 31, 2000	1	1	500,001	(296,189)	203,813
Net loss	-	-	-	(371,697)	(371,697)

Balance as of December 31, 2001	1	1	500,001	(667,886)	(167,884)
Cancellation of issued share	(1)	(1)	-	-	-
Issue of common stock in exchange for cancellation of the one issued share	20	1	-	-	-
Group restructuring	-	-	(500,001)	-	(500,001)
Issue of capital	49,999,980	2,499,999	-	-	2,499,999
Net profit	-	-	-	142,550	142,550

Balance as of December 31, 2002	50,000,000	2,500,000	-	(525,336)	1,974,664

The accompanying notes are an integral part of these consolidated financial statements.

Cyber Technology Group Holdings Limited
Consolidated Statements of Cash Flows
	April 10, 2000 to December 31, 2000 US$	Year ended December 31, 2001 US$	Year ended December 31, 2002 US$
Cash flows from operating activities
Net (loss) profit	(296,189)	(371,697)	142,550
Adjustment to reconcile net income to net cash (used in) provided by operating activities
Depreciation of property, plant and equipment	-	167,423	352,635
Loss on disposal of property, plant and equipment	-	1,451	-
Changes in operating assets and liabilities:
Accounts receivable	-	(950,000)	638,039
Deposits	(109,103)	(17,573)	13,443
Other current asset	(1,681)	1,681	(50,896)
Accounts payable	-	300,000	(240,507)
Accrued expenses	-	94,419	39,907
Other payable	-	1,124	13,036

Net cash (used in) provided by operating activities	(406,973)	(773,172)	908,207

Cash flows from investing activities
Purchases of property, plant and equipment	(524,098)	(1,226,285)	(37,803)
Sales of property, plant and equipment	-	1,049	-

Net cash used in investing activities	(524,098)	(1,225,236)	(37,803)

Cash flows from financing activities
Due to/from a stockholder	478,498	2,060,710	(355,681)
Common stock issued	1	-	-
Additional paid-in-capital	500,001	-	(500,001)
Deferred offering costs	-	(100,000)	100,000

Net cash provided by (used in) financing activities	978,500	1,960,710	(755,682)

Net increase in cash and cash equivalents	47,429	(37,698)	114,722
Cash and cash equivalents, as of beginning of period/year	-	47,429	9,731

Cash and cash equivalents, as of end of period/year	47,429	9,731	124,453

Major non-cash transaction
Capitalization of amount due to shareholder for issuance of common stock	-	-	2,499,999

The accompanying notes are an integral part of these consolidated financial statements.

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
1.
ORGANIZATION AND PRINCIPAL ACTIVITIES

  The Company was incorporated in the British Virgin Islands on June 22, 2000 as a limited liability company under the name "CenturyWorld International Corporation". On November 2, 2000, the name of the Company was changed to Cyber Technology Group Holdings Limited. The original purpose of the Company was to acquire Pacific Vegas Development Limited ("PVD"), a company incorporated in Samoa and to launch an initial public offer (the "IPO") in the TSX Venture Exchange, Canada in 2001. However, the IPO was eventually abandoned. The costs associated with the IPO were deferred until 2002 when the IPO was abandoned, at which time the costs were expensed in the statement of operations for the year ended December 31, 2002 (see Note 2(h)).

  The Company was considered to be in the development stage, due to its limited operations and lack of core business revenues, prior to and including January 31, 2002, at which time operations commenced. Activities from inception to that date included organization matters and raising equity.

  The principal business activities of the Company are conducting Internet sportsbook and cyber-casino business from the Commonwealth of Dominica by way of telecommunications and/or the Internet.

  Details of the Company's subsidiaries (see Note 12) and their principal activities are as follows:

Name of company	Date of formation	Place of incorporation	Percentage of share held by the Company		Principal activities
			Direct	Indirect
Pacific Vegas Development Limited	April 26, 2000	Samoa	100%	-	Investment holding, provision of management services and information technology support
Pacific Vegas International Limited	April 10, 2000	The Commonwealth of Dominica	-	100%	Conduction of Internet sportsbook and cyber- casino business
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)
Basis of accounting

  The consolidated financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in United States of America.

  Before the restructuring (see Note 12), the Company, PVD and Pacific Vegas International Limited ("PVI") were wholly owned by the same shareholder. In April 2002, as a result of restructuring, PVD and PVI became subsidiaries of the Company with no substantive change in the shareholder's interest.

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(a)
Basis of accounting (Cont'd)

  This transaction involved transfers among entities under common control and has been accounted for in a manner similar to a pooling of interests. Therefore, the consolidated financial statements reflect the financial position and results of operations as if the current group structure had always been in existence.

  The consolidated statement of operations and cash flows includes the results of the companies comprising the Group as if the current group structure had been in existence throughout the period, or since the dates of incorporation of the individual companies where this is a shorter period.

  The consolidated balance sheet as at December 31, 2001 and 2002 have been prepared to present the assets and liabilities of the companies comprising the Group as at that date, as if the current group structure had been in existence on those dates.

(b)
Principles of consolidation

  The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany balances and transactions have been eliminated on consolidation.

(c)
Subsidiaries

  A subsidiary is an enterprise in which the Company holds, directly or indirectly, more than half of the voting power or issued voting share capital or controls the composition of the board of directors or equivalent governing body.

(d)
Development stage company

  Prior to February 1, 2002, the Company's activities principally had been developing a viable cyber casino business and the test run of the gambling system by an independent operator. During that period, the company relied on advances from its stockholders for its primary source of cash flows. Accordingly, the Company's financial statements for all periods prior to February 1, 2002 were presented as a development stage enterprise, as prescribed by Statement of Financial Accounting Standards ("SFAS") No. 7 "Accounting and Reporting by Development Stage Enterprises" issued by the Financial Accounting Standards Board ("FASB"). On February 1, 2002 the Company started operating the gambling system itself and was responsible for all wager revenue and payout respectively. As a result, the Company exited the development stage in the first quarter ended March 31, 2002.

(e)
Cash and cash equivalents

  Cash and cash equivalents are defined as cash on hand, deposits with banks, and short-term, highly liquid investments with original maturities of three months or less.

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)
Property, plant and equipment and depreciation

  Property, plant and equipment are stated at cost less accumulated depreciation. The cost of an asset comprises of its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Expenditures incurred after the property, plant and equipment have been put into operation, such as repairs and maintenance, are charged to the consolidated statement of operations in the period in which it is incurred. In situations where it can be clearly demonstrated that an expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the property, plant and equipment, the expenditure is capitalized, as an additional cost of property, plant and equipment.

  When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the consolidated statement of operations.

  Depreciation is provided to write off the cost of property, plant and equipment, over their estimated useful lives and after taking into account their estimated residual values, using the straight-line method. The estimated useful lives of all property, plant and equipment are 5 years.

(g)
Provision for doubtful accounts

  Accounts receivable are stated at the amount billed to customers. The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. Accounts receivable for the management fee are due 30 days after the issuance of the invoice. Accounts receivable for the net wagers are ordinarily due 10 days after the outcome of the bet is certain. No interest is chargeable to customers for accounts that are unpaid after the due date. Accounts past due more than one year are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

  The amount of accounts receivable more than 90 days old at December 31, 2001 was US$450,000. No amount of accounts receivable past due more than 90 days at December 31, 2002. There was no amount of accounts receivable written off in any of the periods presented.

(h)
Deferred offering costs

  In connection with the proposed IPO in the TSX Venture Exchange, Canada in 2001, the Company incurred certain costs associated with the IPO. These costs were deferred and offset against the proceeds from the issue of the securities, if the offering was successful, or expensed in operations, if the offering was unsuccessful. The IPO was unsuccessful in 2002, and such costs were expensed in the statement of operations in 2002.

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i)
Income taxes

  The Company accounts for income tax under the provisions of SFAS No. 109, which requires recognition of deferred tax assets included in the financial statements or tax returns. Deferred income taxes are provided using the liability method. Under the liability method deferred income taxes are recognized for all significant temporary differences between the tax and financial statements bases of assets and liabilities.

(j)
Operating leases

  Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Rentals payable under operating leases are charged to the consolidated statement of operations on a straight-line basis over the lease terms.

(k)
Related parties

  Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions.

(l)
Revenue recognition

  Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably.

  Management fee revenue under an operating management contract is recognized in the consolidated statement of operations in equal instalments over the accounting periods covered by the contract.

  Net wager revenue is recognized in the consolidated statement of operations after a wager is accepted and the outcome of the bet is certain.

(m)
Impairment of long-lived assets

  In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", which was effective for fiscal years beginning after December 15, 2001. This pronouncement supersedes SFAS No. 121 and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30 for the disposal of a segment of a business.

  SFAS No. 144 retains the requirements of SFAS No. 121 to (a) recognize an impairment loss only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and (b) measure an impairment loss as the difference between the carrying amount and fair value of the asset. Goodwill will not be allocated to long-lived assets, when tested for impairment. Long-lived assets and certain identifiable intangibles related to those assets to be held and used are reviewed at least annually for impairment, or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n)
Foreign currency translation

  The books and records of the Company and the subsidiary in Samoa are maintained in Hong Kong dollars. The Company's subsidiary in the Commonwealth of Dominica maintains its books and records in United States dollars. The financial statements of the Company and its subsidiary have been translated into United States dollars in accordance SFAS No. 52, "Foreign Currency Translation". Foreign currency transactions during the period are translated into US dollars at approximately the market exchange rates ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated into US dollars at approximately the market exchange rates ruling at the balance sheet date. The effect on the statements of operations of transaction gains and losses is insignificant for all periods presented.

(o)
Use of estimates

  The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual amounts could differ from those estimates.

(p)
Fair value of financial statements

  The estimated fair values for financial instruments under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair values of the Company's financial instruments, which includes cash and other payables approximate their carrying values in the consolidated financial statements because of the short-term maturity of those instruments.

3.
OPERATING RISKS

(a)
Concentration of major customers

  Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed completely to perform as contracted. Concentration of credit risk (whether on or off balance sheet) that arise from financial instruments exist for the Company's customers or counterparties when there are similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. The major concentration of credit risk arises from the Company's receivables. Even though the Company does have a significant receivable, it does not consider itself exposed to significant credit risk with regards to collection of the related receivable. The trade receivable of US$950,000 as of December 31, 2001 was subsequently settled by netting with an account payable of the same company of US$300,000 and cash of US$650,000. The company has given its consent to the right of offset.

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
3.
OPERATING RISKS

(b)
Cash and time deposits

  The Company maintains its cash balances with various banks and financial institutions located in Hong Kong. In accord with local practice, such amounts are not insured or otherwise protected should the financial institutions be unable to meet their liabilities. There has been no history of credit losses.

4.
REVENUE

  Revenue represents the net wagers and management fee received by the Company. The amount of each category of revenue recognized during the period is as follows:

	April 10, 2000 to December 31, 2000 US$	Year ended December 31, 2001 US$	Year ended December 31, 2002 US$
Gross wagers	-	-	94,562,489
Payout	-	-	(92,315,462)

Net wagers	-	-	2,247,027
Management fee	-	950,000	250,000

Revenue	-	950,000	2,497,027

  The gross wagers and payout for the period from April 10, 2000 to December 31, 2000 and the year ended December 31, 2001 were nil. During these periods, the independent operator (Note 2(d)) was responsible for all wager revenue and payout and the Company received a management fee from the operator.

5.
PROPERTY, PLANT AND EQUIPMENT, NET
As of December 31, 2001	Cost	Accumulated depreciation	Net carrying amount
	US$	US$	US$
Network system	829,413	78,616	750,797
Telecommunication system	56,708	5,671	51,037
Office equipment	23,988	1,924	22,064
Leasehold improvement	1,573	157	1,416
Furniture and fixtures	1,301	130	1,171
Website development	834,900	80,925	753,975

	1,747,883	167,423	1,580,460

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
5.
PROPERTY, PLANT AND EQUIPMENT, NET (Continued)
As of December 31, 2002	Cost	Accumulated depreciation	Net carrying amount
	US$	US$	US$
Network system	831,405	244,706	586,699
Telecommunication system	56,708	17,013	39,695
Office equipment	47,721	8,766	38,955
Leasehold improvement	13,651	1,277	12,374
Furniture and fixtures	1,301	390	911
Website development	834,900	247,906	586,994

	1,785,686	520,058	1,265,628

6.
DEPOSITS
	As of December 31, 2001 US$	As of December 31, 2002 US$
Deposit for gaming license	100,000	100,000
Utilities	26,676	13,233

	126,676	113,233

7.
INCOME TAXES

  Under the current laws of the British Virgin Islands, the Company and its subsidiaries are not subject to tax on income or capital gains, and no British Virgin Islands withholding tax will be imposed upon payments of dividends of the Company to its stockholders. Subsidiaries are not subject to any tax in Samoa and the Commonwealth of Dominica.

8.
RELATED PARTY TRANSACTIONS
	As of December 31, 2001 US$	As of December 31, 2002 US$
Due from a stockholder, current (Note (a))	-	339,434
Due to a stockholder, current	-	22,962
Due to a stockholder, non-current (Note (b))	2,539,208	-

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
8.
RELATED PARTY TRANSACTIONS (Continued)

Note:	(a)	The amounts represent unsecured advances made to a stockholder during the year. The amounts are interest-free and repayable within one year.
(b)
The amount due to a stockholder (non-current) represents an unsecured advance made to the Company from time to time. The amount is interest-free and not repayable within one year. In May 2002, $2,500,000 was converted to share capital by the issuance of new common stock (see Note 12). The estimated fair values of the amounts due to stockholder approximate their carrying values because of the low prevailing borrowing interest rates and the capitalization for the issue of new common stock in May 2002.
9.
ADDITIONAL PAID-IN-CAPITAL

  Additional paid-in-capital as of December 31, 2000 and 2001 represents the aggregate amount of common stock of PVD and PVI and is eliminated as a result of the restructuring (Note 12).

10.
OPERATING LEASES

  As of December 31, 2001 and 2002, the Company had commitments under non-cancelable operating lease payments in respect of land and buildings as follows:

	As of December 31, 2001 US$	As of December 31, 2002 US$
2002	9,290	-
2003	9,290	9,290

	18,580	9,290

  Lease expenses of the Company are as follows:

	April 10, 2000 to December 31, 2000 US$	Year ended December 31, 2001 US$	Year ended December 31, 2002 US$
Rental expenses	9,460	33,189	91,524

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
11.
NEW ACCOUNTING PRONOUNCEMENT

  In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", which requires costs associated with exit or disposal activities to be recognized when the costs are incurred, rather than at a date of commitment to an exit or disposal plan. The provisions of SFAS 146 are effective for disposal activities initiated after December 31, 2002. The adoption of SFAS No. 146 is not expected to have a material impact on the Company's financial statements.

  In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions—an amendment of FASB Statements No. 72 and 144 and FASB Interpretation" which applies to all acquisitions of a financial institution except those between two or more mutual enterprises, which is being addressed in a separate project. The provisions of SFAS No. 147 are effective on October 1, 2002. The management of the Company considers the adoption of SFAS 147 will not have a material impact on the Company's financial statements.

  In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure—an amendment of FASB Statement No. 123". SFAS No. 148 amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. Companies having a year-end after December 15, 2002 are required to follow the prescribed format and provide the additional disclosures in their annual reports. The management of the Company considers the adoption of SFAS 148 will not have a material impact on the Company's financial statements.

12.
RESTRUCTURING

  On February 1, 2002, the Company exchanged one share of stock for each registered share of PVD.

  On April 16, 2002, PVD issued 499,999 shares to the Company for consideration of US$499,999.

  On April 16, 2002, the sole shareholder of PVI sold 50,000 shares, representing 100% equity interest, of PVI to PVD for consideration of US$500,000.

  On May 21, 2002, the Company changed its common stock from 10,000,000 shares with a par value of US$1 to 200,000,000 shares with a par value of US$0.05.

  On May 25, 2002, 20 shares of US$0.05 each were issued to the stockholder of the Company in exchange for cancellation of the one issued share of US$1 each.

  On May 25, 2002, 49,999,980 shares were issued by the Company by capitalization of the amount due to a stockholder. 35,600,000 shares of the 50,000,000 shares were issued to this stockholder. As of May 25, 2002, this shareholder owned 71% equity interest of the Company.

  The effect of the above transactions is to achieve the group structure as mentioned in Note 1 and 2(a) whereby PVD became a 100% subsidiary of CTG and PVI became a 100% subsidiary of PVD.

Cyber Technology Group Holdings Limited
Notes to and Forming Part of the Consolidated Financial Statements
13.
POST BALANCE SHEET EVENT

  Pursuant to the share exchange agreement, dated November 20, 2002, among the Company, Goal Timer International, Inc ("GIT") and the principal shareholder of the Company, GIT will acquire from the principal shareholders of the Company 100% of the issued and outstanding shares in the capital of the Company in exchange for 60,000,000 new shares of common stock in GIT. On December 12, 2002, shareholders of GIT approved the acquisition of the Company and on the same day, GIT changed its name to Pacific Vegas Global Strategies, Inc. ("PVGS"). PVGS announced the consummation of the transaction on January 10, 2003 and since then PVGS became the Company's ultimate holding company.

14.
STATUS OF GAMING LICENSE

  Pursuant to the International Gaming License issued to PVI by the Minister for Finance and Economic Planning of the Commonwealth of Dominica on March 11, 2002, the gaming license is valid for one year commencing on January 27, 2002. The Company is in the process of renewing the gaming license, which is subject to the completion of annual system review. The management of the Company considers the gaming license will be renewed soon upon the completion of the system review.

Pacific Vegas Global Strategies, Inc.
Unaudited Pro Forma Combined Financial Statements

The following unaudited pro forma combined balance sheet as of December 31, 2002 and the unaudited pro forma combined statement of operations for the year ended December 31, 2002 are based on the historical financial statements of Pacific Vegas Global Strategies, Inc. ("PVGS" or the "Company"), formerly known as GoalTimer International, Inc. and Cyber Technology Group Holdings Limited ("CTGH") after giving effect to the acquisition of CTGH by the Company ("Acquisition") and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements. The Acquisition was completed on January 8, 2003.

The unaudited pro forma combined balance sheet of the Company and CTGH as of December 31, 2002 is presented to give effect to the Acquisition as if it had occurred on December 31, 2002. The unaudited pro forma combined statement of operations of the Company and CTGH for the year ended December 31, 2002 presented as if the Acquisition had been taken place on January 1, 2002.

As described in Note 1 to these unaudited pro forma combined financial statements, prior to the acquisition, the Company had no current business and day to day operations. The management's strategic intention was and had been to seek for one or more profitable business combinations or acquisitions. Accordingly, the acquisition of CTGH has been dealt with as a reverse acquisition with a non-operating public shell. The Company's stockholders' equity for the year ended December 31, 2002 has been recapitalized and restated to properly disclose its issuance of 60,000,000 shares for the shares exchange in relation to the Acquisition.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and accompanying notes contained in the Company's Form 10-KSB/A for the year ended December 31, 2002 filed on December 19, 2003 and the related Form 8-Ks. The unaudited pro forma combined financial statements are not intended to be representative or indicative of the combined results of operations or financial condition of the Company that would have been reported had the Acquisition been completed as of the dates presented, and should not be taken as representative of the future combined results of operations or financial condition of the Company.

Pacific Vegas Global Strategies, Inc.
Unaudited Pro Forma Combined Statement of Operations
		Historical
					Pro Forma Total Year ended December 31, 2002 US$
	Note	PVGS Year ended December 31, 2002 US$	CTGH Year ended December 31, 2002 US$	Pro-forma adjustment
Revenue		-	2,497,027		2,497,027

Expenses
Selling, general and administrative expenses	3(a)	(266,412)	(2,010,326)	(266,412)	(2,010,326)
Depreciation		-	(355,904)		(355,904)

		(266,412)	(2,366,230)		(2,366,230)

Operating (loss) profit		(266,412)	130,797		130,797
Interest income		-	11,753		11,753

(Loss) Profit before income taxes		(266,412)	142,550		142,550
Income tax expense		-	-		-

Net (loss) profit		(266,412)	142,550		142,550

Earnings per share					0.0022

Pacific Vegas Global Strategies, Inc.
Unaudited Pro Forma Combined Balance Sheet
	Note	PVGS Year ended December 31, 2002 US$	CTGH Year ended December 31, 2002 US$	Pro-forma adjustment	Pro-forma Total Year ended December 31, 2002 US$
ASSETS
Current assets
Cash and cash equivalents		-	124,453		124,453
Accounts receivable, net of allowance for doubtful accounts of Nil		-	311,961		311,961
Due from a stockholder		-	339,434		339,434
Other current asset		-	50,896		50,896

Total current assets		-	826,744		826,744
Property, plant and equipment		-	1,265,628		1,265,628
Deposits		-	113,233		113,233

Total assets		-	2,205,605		2,205,605

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable		74,012	59,493		133,505
Accrued expenses		-	134,326		134,326
Due to a stockholder		-	22,962		22,962
Other payable		-	14,160		14,160

Total current liabilities		74,012	230,941		304,953

Stockholders' equity
Common stock with no par value	3(b)	-	2,500,000	(2,500,000)	-
Additional paid-in capital	3(b)	1,321,427	-	2,500,000	2,425,988
	3(c)			(1,395,439)
Accumulated losses	3(c)	(1,395,439)	(525,336)	1,395,439	(525,336)

Total stockholders' (deficit) equity		(74,012)	1,974,664		1,900,652

Total liabilities and stockholders' equity		-	2,205,605		2,205,605

Pacific Vegas Global Strategies, Inc.
Notes to Unaudited Pro Forma Combined Financial Statements
1.
BASIS OF PRO FORMA PRESENTATION

  Pacific Vegas Global Strategies, Inc. ("PVGS" or the "Company"), formerly known as GoalTimer International, Inc., was incorporated in Colorado on December 19, 1990. Prior to the acquisition of Cyber Technology Group Holdings Limited ("CTGH"), a British Virgin Islands corporation, PVGS's principal business is the development and selling of time and personal management products. PVGS has discontinued operations since 1994 and its only activity has been accruing loan interest on notes payables and looking for a merger candidate.

  In November 2002, the Boards of Directors of PVGS and CTGH decided that PVGS would acquire CTGH through a plan of exchange under the laws of Colorado (the "Share Exchange Agreement"). Pursuant to the Share Exchange Agreement, and subject to the terms of this agreement PVGS would acquire 100% of the issued and outstanding shares in the capital of CTGH, all in exchange for 60,000,000 new investment shares of common stock in PVGS. The closing of this acquisition was to take place on December 22, 2002 and the 60,000,000 new shares were to be issued on the same day for exchange with Cyber, but the closing was delayed until January 8, 2003.

  Since PVGS has no operations, the acquisition of CTGH was considered as a reverse acquisition with a non-operating public shell rather than business combination. Accordingly, the Company's stockholders' equity for the year ended December 31, 2002 has been recapitalized and restated to properly disclose its issuance of 60,000,000 shares for the shares exchange in relation to the Acquisition.

Pacific Vegas Global Strategies, Inc.
Notes to Unaudited Pro Forma Combined Financial Statements
2.
STOCKHOLDERS' EQUITY

	Common stock
			Additional paid-in capital US$	Accumulated (losses) profits US$
	Shares	Amount US$			Total US$
As of January 1, 2002	171,112	-	500,002	(667,886)	(167,884)
Stock issued for shares exchange with CTGH	60,000,000	-	-	-	-

As of January 1, 2002, restated	60,171,112	-	500,002	(667,886)	(167,884)
Group restructuring of CTGH	-	-	1,999,998	-	1,999,998
Stock issued for cancellation of debts	5,739	-	-	-	-
Stock issued for services	3,636	-	-	-	-
Stock issued for cash	136,364	-	-	-	-
Rounding	(23)	-	-	-	-
Stock issued for services	39,806,786	-	-	-	-
Cancellation	(160,000)	-	-	-	-
Receipt of net liabilities of PVGS	-	-	(74,012)	-	(74,012)
Net profit for the year	-	-	-	142,550	142,550

As of December 31, 2002	99,963,614	-	2,425,988	(525,336)	1,900,652

3.
PRO FORMA ADJUSTMENT

(a)
Adjustment to eliminate the activities of PVGS prior to the recapitalization.

(b)
Adjustment to restate the common stock and additional paid-in capital of CTGH to give effect to the merger.

(c)
Adjustment to eliminate the accumulated losses of PVGS prior to the recapitalization.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
  Report of Independent Auditors
Consolidated Statements of Operations
Consolidated Balance Sheets
Consolidated Statements of Changes in Stockholders' Equity (Deficit)
Consolidated Statements of Cash Flows
Notes to and Forming Part of the Consolidated Financial Statements
Unaudited Pro Forma Combined Financial Statements
Unaudited Pro Forma Combined Statement of Operations
Unaudited Pro Forma Combined Balance Sheet
Notes to Unaudited Pro Forma Combined Financial Statements